Investment in finance leases, net	6 Months Ended
Jun. 30, 2026
Other Industries [Abstract]
Investment in finance leases, net	Investment in finance leases, net
Components of investment in finance leases, net as of June 30, 2026 and December 31, 2025 were as follows:

	June 30, 2026	December 31, 2025
Future minimum lease payments to be received, net	$1,262,382	$1,376,169
Estimated residual values of leased flight equipment	1,182,530	1,138,541
Less: Unearned income	(623,618)	(694,940)
Less: Allowance for credit losses	(11,377)	(12,276)
	$1,809,917	$1,807,494
During the three months ended June 30, 2026 and 2025, we recognized interest income from investment in finance leases, net of $59 million and $24 million, respectively, included in basic lease rents. During the six months ended June 30, 2026 and 2025, we recognized interest income from investment in finance leases, net of $110 million and $49 million, respectively, included in basic lease rents.